                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 28, 1997.

                                 OWENS CORNING
                                 -------------
             (Exact name of registrant as specified in its charter)


DELAWARE                             0-3660             34-4323452
------------------------------       ------             ------------------
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                  File Number)         Identification No.)


One Owens Corning Parkway                               43659
------------------------------                          ------------------
Toledo, Ohio                                            (Zip Code)
------------------------------
(Address of principal executive offices)


                                 (419) 248-8000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
------   ------------

     (a) On May 28, 1997, Owens Corning (the "Company") announced that it has entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") dated as of May 27, 1997 among the Company, Sierra Corp. ("Sub") and Fibreboard Corporation ("Fibreboard") providing for a tender offer for all outstanding shares of common stock, $.01 par value per share, including the associated preferred stock purchase rights (the "Shares"), of Fibreboard by Sub for $55.00 per Share in cash. The press release of the Company relating to the execution of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by this reference. The Merger Agreement is also attached hereto as an exhibit and is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma
------   -------------------------------
         Financial Information and Exhibits
         ----------------------------------

         (c)  Exhibits

         The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OWENS CORNING
                                     -------------
                                     (Registrant)


                                     By:   /s/ David W. Devonshire
                                         ---------------------------
                                         David W. Devonshire
                                         Senior Vice President and
                                         Chief Financial Officer

Dated: May 28, 1997

                                 EXHIBIT INDEX
                                 -------------


The following exhibits are filed herewith as noted below.


Exhibit No.                  Exhibit
----------                   -------

  2(a) Agreement and Plan of Merger, dated as of May 27, 1997, among Owens Corning, Sierra Corp. and Fibreboard Corporation.

 99(a)      Press Release of Owens Corning dated May 28, 1997.